TIAA-CREF LIFE BOND FUND
(a series of the TIAA-CREF LIFE FUNDS)

SUPPLEMENT NO. 1
dated November 11, 2013
to the Prospectus dated May 1, 2013

PORTFOLIO MANAGEMENT CHANGE

The portfolio management team of the TIAA-CREF Life Bond Fund (the “Fund”) has changed. Steven Raab is no longer a member of the Fund’s portfolio management team. Joseph Higgins, the Fund’s lead portfolio manager, and John M. Cerra will continue to be portfolio managers for the Fund.

Therefore, on pages 8 and 17 of the Fund’s Prospectus, Steven Raab should be removed from the Fund’s portfolio management team disclosure.

A14213 (11/13)

TIAA-CREF LIFE FUNDS

SUPPLEMENT NO. 3
Dated November 11, 2013
to the Statement of Additional Information
dated May 1, 2013, as supplemented
June 24, 2013 and September 23, 2013
(collectively, the “SAI”)

PORTFOLIO MANAGEMENT CHANGE

The portfolio management team of the TIAA-CREF Life Bond Fund (the “Fund”) has changed. Steven Raab is no longer a member of the Fund’s portfolio management team. Therefore, the row containing information regarding Steven Raab set forth within the chart entitled “ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS” on page B-30 of the SAI should be deleted in its entirety.

A14214 (11/13)